EXHIBIT 10.1

HAMILTON-CLARKE
INDUSTRIES [LOGO]

                                                             5112 Bailey Loop
                                                             McClellan, CA 95842
                                                             (916) 643 2010
                                                             FAX (916) 643 2280



PURCHASE ORDER
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No. 04-11-0295              Date: Nov. 25, 2003
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PLEASE CONFIRM ORDER
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Order #: one (1)   Ship date:   Next Available     Ship Via: Ship / Best way
                                                     Shipping Collect (COD)
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TO:                                          SHIP TO:
     Brampton Crest International, Inc.
     1210 Washington Ave. Suite 21
                                                    ADDRESSES PROVIDED BY
     Miami Beach FL 33139                           Shipment Confirmation

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

-------------- --------------- ------------------------------------------------------------------ --------------- ------------------
     QTY            PROD                                            DESCRIPTION                        EACH               TOTAL
-------------- --------------- ------------------------------------------------------------------ --------------- ------------------

                   Micro       Motorized scrubbing and cleaning system with cool steam
               Derma-brasion   moisture.  Includes hand held motorized cleaner with detachable head, scrub brush with nylon bristles, bottles of dionized
                               water, and box of pads.   All creams supplied by others.
                               All devices meet the Design Specifications,
                               ADDITIONAL TERMS THIS ORDER:
                               Standard terms and conditions on warrantee card
                               Intellectual Properties, none transferred.
                               Payment Terms:  COD, or wire confirmation to driver.

                               ADDITIONAL TERMS:

                               Page two (2) contains an option for Buyer to purchase additional units.

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                               Accepted:  Brampton Crest International, Inc

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                               Hamilton-Clarke Industries
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                                                        Sub-total
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Tax Exempt #:    For re-sale, delivery to Florida       Tax            N/A
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                                                        Balance
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

PAGE TWO

OPTION TO PURCHASE ADDITIONAL PRODUCT:

Hamilton-Clarke Industries hereby grants to Brampton Crest International, Inc., the option to purchase additional units of the hand held motorized steamer cleaner, caddy with transformer, and two heads, (a unit) on the following terms:

      1.    Option is for _____ per unit above.

      2.    Option must be filled in lots of 1,000 or more.

      3. Total available units under this option is 9,000 units of product on hand, as adjusted in number.

      4. Option will be terminated if no option orders are delivered before April 30, 2005.

      5.    Shipping and insurance is collect, FOB Sacramento.

      6. Warrantee terms are incorporated, and failure of product is limited to a refund of the amount paid for each such product.

      7. Minimum purchases of 1,000 per month begin April 15, 2005 and continue while no fewer than 1,000 units per month are purchased.

      8. In event of dispute, arbitration by court appointed arbitrator in Sacramento, California.

      No other representations are made. This document includes all rights of the parties related to the option to purchase additional product.

END OF PURCHASE ORDER TO BRAMPTON CREST INTERNATIONAL, INC. NOVEMBER 25, 2004.


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HAMILTON-CLARKE INDUSTRIES


Accepted:


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BRAMPTON CREST INTERNATIONAL, INC.


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